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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         MAY 4, 2005
                                                  ------------------------------


                             SOMANETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

      MICHIGAN                           0-19095                 38-2394784
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)          Identification No.)


1653 EAST MAPLE ROAD, TROY, MICHIGAN                              48083-4208
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  (Address of principal executive offices)                        (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (248) 689-3050
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communication pursuant to Rule 425 under the Securities Act.
   [ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act.
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act.
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective May 4, 2005, Somanetics Corporation granted a total of 30,000 stock options under the 2005 Stock Incentive Plan. The grants are non-qualified options to purchase 10,000 common shares granted to each of the Company's Outside Directors (directors who are not our officers or employees), James I. Ausman, M.D., Daniel. S. Follis and Robert R. Henry. The stock options are ten-year options, exercisable at $14.92 per share, the market price (average of the high and low sales price) on May 4, 2005, the date of grant. The options granted to the Outside Directors vest at November 30, 2005 and the options that are vested at termination of service to the Company are exercisable until expiration unless the director is terminated for cause.

         In addition, on May 4, 2005, our Board of Directors changed the standard compensation for Outside Directors. Previously, our Outside Directors received $1,000 for each Board meeting attended in person, $250 for each telephonic Board meeting attended and $250 for each Board committee meeting attended on a date other than the date of a Board meeting.

         We also reimbursed Outside Directors for their reasonable expenses of attending Board and Board committee meetings. In addition, our Board of Directors had determined to grant Outside Directors who continued to serve as our directors after each annual meeting of shareholders, 10-year options to purchase 3,500 common shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the common shares on the date of grant.

         Instead of the compensation described above, effective June 1, 2005, each Outside Director will receive a fee of $1,000 per month and reimbursement of reasonable expenses of attending Board and Board committee meetings. In addition, the Board of Directors determined to grant options to Outside Directors on a case by case basis, rather than options to purchase 3,500 common shares each year on the date of the annual meeting of shareholders.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 10, 2005          SOMANETICS CORPORATION
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                                          (Registrant)

                              By:      /s/ Mary Ann Victor
                                 ---------------------------
                                       Mary Ann Victor

                                    Its:  Vice President of Communications and
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                                          Administration and Secretary
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